Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS
ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Gevity HR, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2003	/s/ ERIK VONK
Erik Vonk Chief Executive Officer

/s/ PETER C. GRABOWSKI
Peter C. Grabowski Chief Financial Officer